UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2023

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The information set forth under Items 7.01 and 8.01 below are incorporated into this Item 2.02 by reference.

The information in this Item 2.02 of this Current Report on Form 8-K (this Current Report) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (Securities Act), or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

As a result of the update in respect of the Mountain Valley Pipeline (MVP) project described in Item 8.01 below, Equitrans Midstream Corporation (the Company) intends to revise its full-year 2023 capital expenditures and capital contributions guidance, as well as its third quarter and full-year 2023 financial guidance, and will release an updated Investor Presentation in connection with its third quarter 2023 earnings release.

The information in this Item 7.01 of this Current shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Mountain Valley Pipeline

Following its comprehensive review of progress achieved since the resumption of forward construction in August 2023 and construction activity remaining for completion of the MVP project, Mountain Valley Pipeline, LLC (MVP Joint Venture) has refined the targeted timing for completing construction of the project from year-end 2023 to the first quarter of 2024, with the total project cost anticipated to be approximately $7.2 billion (excluding allowance for funds used during construction), which includes approximately $120 million of contingency. Based on such targeted completion timing and following in-service authorization from the Federal Energy Regulatory Commission, contractual obligations previously described in the Company’s other Exchange Act filings accordingly would commence on or before April 1, 2024.

Certain unforeseen factors have substantially affected the pace of construction and account for more than half of the increase in estimated project costs. The ramp up of MVP’s contractor workforce has been slower and more challenging than expected, due to multiple crews electing not to work on the project based on the history of court-related construction stops, and the inability to recruit crews with required and sufficient experience. Additionally, productivity and cost have been adversely affected in areas of challenging terrain and geology, in part because of the MVP Joint Venture’s commitment to, and application of, heightened environmental protocols. The MVP Joint Venture will continue to prioritize the safety of its workforce, communities, and assets, and the project’s compliance with applicable environmental standards and regulations.

The remaining increase in total project cost is attributable to a number of other factors, including certain financial settlements with contractors, labor and fuel inflation, and enhanced safety and security measures. While the remaining construction is subject to certain factors, including, among others, the physical construction conditions, crew availability, and productivity during the winter season, the MVP Joint Venture has made meaningful forward construction progress and construction will continue into the winter months, with the goal of responsibly completing the remaining construction activity and realizing the benefits of the MVP project for a diverse mix of stakeholders as promptly as practicable.

Through September 30, 2023, the Company had funded approximately $3.0 billion to the MVP Joint Venture for the MVP project. If the project were to be completed in the first quarter of 2024 and at a total project cost of approximately $7.2 billion (excluding AFUDC), the Company expects its equity ownership in the MVP project would progressively increase from approximately 47.7% to approximately 48.8%, and expects it would incur a total of approximately $3.7 billion over the project’s construction, inclusive of approximately $220 million in excess of the Company’s ownership interest.

Cautionary Statement Regarding Forward-Looking Information

Disclosures in this Current Report contain certain forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. Words such as "anticipate," "estimate," "could," "would," "will," "may," "assume," "aspire," "design," "potential," "focused," "forecast," "approximate," "opportunity," "objective," "expect," "project," "intend," "plan," "aim," "believe," "target," "outlook," "seek," "strive," "view," "continue," "goal," "guidance," "strategy," "scheduled," "position," "pursue," "predict," "budget"  and similar expressions are used to identify forward-looking statements. These statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Without limiting the generality of the foregoing, forward-looking statements specifically include the targeted total MVP project cost (including cost to the Company) and schedule, including the timing for contractual obligations to commence (and impact therefrom), and the ability to continue construction in the winter, potential receipt of in-service authorization, and the realizability of the perceived benefits of the MVP project, the Company’s ultimate ownership percentage in the project. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results.

Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, judicial, construction and other risks and uncertainties, many of which are difficult to predict and are beyond the Company’s control, including risks and uncertainties, such as the physical construction conditions, including steep slopes and any further unexpected geological impediments, continued crew availability and productivity realizable in the winter season, project opposition, the receipt of certain time of year and other variances and approvals, and potential winter weather. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth in the Company’s publicly filed reports with the Securities and Exchange Commission (the SEC), including those set forth under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC, as updated by the Company’s subsequent filings. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not intend to correct or update any forward-looking statement, unless required by securities laws, whether as a result of new information, future events or otherwise. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL. Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: October 17, 2023	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Senior Vice President and Chief Financial Officer